UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2021

EXELA TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36788	47-1347291
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2701 E. Grauwyler Rd. Irving, TX	75061
(Address of principal executive offices)	(Zip Code)

Company’s telephone number, including area code: (844) 935-2832

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, Par Value $0.0001 per share	XELA	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement.

On November 17, 2021, a subsidiary of Exela Technologies Inc. (the "Company") entered into a $75 million borrowing facility to purchase certain senior secured term loans and notes issued by its affiliates. The subsidiary, GP 2XCV LLC (“GP 2XCV”), a newly formed Delaware limited liability company and wholly-owned subsidiary of Exela Technologies, Inc. through GP 2XCV Holdings LLC (“Holdings”), entered into a Secured Promissory Note (the “Promissory Note”) with B. Riley Commercial Capital, LLC (the “Noteholder”), pursuant to which GP 2XCV may borrow up to a principal amount of Seventy-Five Million Dollars ($75,000,000.00) (the “Loan”).

The Loan, which matures May 17, 2022, may be drawn in one or more advances and will be used by GP 2XCV, together with up to $30 million in equity contributions made to GP 2XCV as a condition to such advances in such amounts as calculated pursuant to the Promissory Note, to acquire (i) certain notes issued under that certain 10.000% First-Priority Senior Secured Notes Due 2023 Indenture, dated as of July 12, 2017 (the “Indenture”), among Exela Intermediate LLC and Exela Finance Inc., and Wilmington Trust, National Association, as trustee (as amended, restated, supplemented or otherwise modified from time to time), (ii) certain term loans advanced under that certain First Lien Credit Agreement, dated as of July 12, 2017 (the “Credit Agreement”), among Exela Intermediate Holdings LLC, Exela Intermediate LLC, the financial institutions identified therein as “Lenders” and Wilmington Savings Fund Society, FSB, as successor administrative agent and successor collateral agent (as amended, restated, supplemented or otherwise modified from time to time), and (iii) certain notes issued in accordance with the Exchange Documents (as defined in the Promissory Note).

Interest under the Promissory Note accrues at a rate of 10% per annum and is payable quarterly. The aggregate principal amount of the Loan is due at maturity, together with all accrued and unpaid interest and all accrued and unpaid fees as provided in the Promissory Note.

The Loan is secured by a first priority lien on (i) substantially all of the assets of GP 2XCV and (ii) limited liability company interests of GP 2XCV, which are 100% owned by Holdings.

The Promissory Note contains various negative covenants that, subject to certain exceptions set forth therein, limit the ability of Holdings and GP 2XCV to (among other restrictions):

•	incur indebtedness and issue preferred equity;
•	grant liens;
•	liquidate, consolidate or merge with or into other companies;
•	make loans, acquisitions and investments;
•	pay dividends and make certain other distributions;
•	sell assets;
•	enter into transactions with affiliates;
•	take certain actions relating to its status as a bankruptcy remote entity;
•	modify its organizational documents;
•	modify the Credit Agreement, the Indenture and the notes and loans issued and advanced, as applicable, thereunder; and
•	make certain modifications to organizational documents.

The Promissory Note contains customary representations and warranties, affirmative covenants and events of default for a transaction of this type.   If an event of default occurs under the Promissory Notes, the Noteholder may (a) declare any outstanding loans under the Credit Agreement to be immediately due and payable, (b) foreclose on the collateral securing the obligations under the Promissory Note and/or (c) take certain other actions generally available to a secured creditor.

The foregoing description of the Promissory Note does not purport to be complete and is qualified in its entirety by reference to the full text of the Promissory, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01 Other Events.

As previously disclosed, the Company entered into an At Market Issuance Sales Agreement dated September 30, 2021 (the “Sales Agreement”) with B. Riley Securities, Inc., BNP Paribas Securities Corp., Cantor Fitzgerald & Co., Mizuho Securities USA LLC and Needham & Company, LLC (each, individually, an “Agent” and, collectively, the “Agents”), pursuant to which the Company may offer and sell, from time to time, shares of our common stock, par value $0.0001 per share, through or to the Agents, as sales agents or principals.

Sales of shares of common stock under the Sales Agreement are made pursuant to the Company’s registration statement on Form S-3, as amended (File No. 333- 255707), which was declared effective by the SEC on May 12, 2021, and a related prospectus supplement filed with the SEC on September 30, 2021 (“Prospectus Supplement”), for an aggregate offering price of up to $250,000,000.

Additional information with respect to the Sales Agreement is available under “Item 1.01 Entry Into a Material Definitive Agreement” in the Company’s Current Report on Form 8-K filed on September 30, 2021 and is incorporated herein by reference. The description of the Sales Agreement presented here does not purport to be complete and is qualified in its entirety by reference to the Sales Agreement which is filed as Exhibit 1.1 to the Company’s Current Report on Form 8-K filed on September 30, 2021.

The Plan of Distribution section in the Prospectus Supplement is supplement as follows:

“Plan of Distribution (Conflict of Interest)

B. Riley Commercial Capital, LLC, an affiliate of B. Riley Securities, Inc., has provided a loan to an affiliate of the Company in the amount of up to $75 million. As such, B. Riley Securities, Inc. may indirectly receive 5% or more of the net proceeds of this offering, not including underwriting compensation and therefore will have a “conflict of interest” in this offering of shares of common stock within the meaning of FINRA Rule 5121. Consequently, this offering of shares of common stock by B. Riley Securities, Inc. will be conducted in compliance with the provisions of FINRA Rule 5121. B. Riley Securities, Inc. will not be permitted to sell shares of common stock in this offering to an account over which it exercises discretionary authority without the prior specific written approval of the account holder.”

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any shares under the Sales Agreement, nor shall there be any sale of such shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Secured Promissory Note dated as of November 17, 2021 by and between GP 2XCV LLC and B. Riley Commercial Capital, LLC
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 18, 2021

EXELA TECHNOLOGIES, INC.

By:	/s/ Erik L. Mengwall
Name: Erik L.Mengwall
Title: Secretary